Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This Amendment No. 1 to Credit Agreement, dated as of September 25, 2019 (this “Amendment”) is among Colfax Corporation, a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof as Lenders, and JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms not otherwise defined herein having the definitions provided therefor in the Credit Agreement referenced below.

WHEREAS, the Borrower, the other Loan Parties party thereto, the financial institutions from time to time party thereto as Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of December 17, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and
WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties hereto agree as follows:
1.Amendments to the Credit Agreement.
(a)    Subject to the satisfaction of the conditions precedent set forth in Section 2 below:
(i) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions thereto in the appropriate alphabetical order:
“Amendment No. 1 Effective Date” means September 25, 2019.
“BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party.
“Covered Entity” means any of the following:
(i) a “covered entity” as that term is defined in, and interpreted in      accordance with, 12 C.F.R. § 252.82(b);
(ii) a “covered bank” as that term is defined in, and interpreted in             accordance with, 12 C.F.R. § 47.3(b); or
(iii) a “covered FSI” as that term is defined in, and interpreted in             accordance with, 12 C.F.R. § 382.2(b).
“Covered Party” has the meaning assigned to it in Section 9.19.
“Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable.

“QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D).
“QFC Credit Support” has the meaning assigned to it in Section 9.19.
“Supported QFC” has the meaning assigned to it in Section 9.19.
“U.S. Special Resolution Regime” has the meaning assigned to it in Section 9.19.
(ii) Section 2.11(a) of the Credit Agreement is hereby amended to add the parenthetical “(or such shorter period of time as the Administrative Agent may agree)” immediately following the words “three (3) Business Days” appearing in clause (i) of the second sentence thereof.
(iii) Section 2.11(c) of the Credit Agreement is hereby amended and restated to read as follows:
“During the Asset Sale Prepayment Period, in the event and on each occasion that any Net Proceeds are received by or on behalf of the Borrower or any of its Subsidiaries in respect of any Prepayment Event, the Borrower shall, within five (5) Business Days after such Net Proceeds are received, prepay the Term Loans in an aggregate amount equal to 100% of such Net Proceeds or, if less, the amount of such Net Proceeds which causes the Total Leverage Ratio calculated on a pro forma basis for the most recent Measurement Period (after giving effect (including pro forma effect) to all mandatory prepayments made pursuant to this Section 2.11(c) since the end of the most recent Measurement Period) not to exceed 3.50 to 1.00; provided that, if the Borrower shall deliver to the Administrative Agent a certificate of a Financial Officer to the effect that the Borrower or its relevant Subsidiaries intend to apply the Net Proceeds from such event (or a portion thereof specified in such certificate), within 365 days after receipt of such Net Proceeds, to reinvest in assets used or useful in the business of the Borrower and/or its Subsidiaries, and certifying that no Default has occurred and is continuing, then no prepayment shall be required pursuant to this paragraph in respect of the Net Proceeds specified in such certificate; provided further that to the extent of any such Net Proceeds therefrom that have not been so applied by the end of such 365-day period (or within a period of 180 days thereafter if by the end of such initial 365-day period the Borrower or one or more Subsidiaries shall have entered into an agreement with an unaffiliated third party to acquire such assets with such Net Proceeds), at which time a prepayment shall be required in an amount equal to such Net Proceeds that have not been so applied. All mandatory prepayment amounts pursuant to this Sections 2.11(c) shall be applied, first, to the Term A-2 Loans, second, to installments of the Term A-1 Loans in direct order of maturity for the next four (4) scheduled payments pursuant to Section 2.10(b) and, third, to the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis. Notwithstanding the foregoing, if the Bridge Facility is funded, none of the Term Loans shall be required to be prepaid pursuant to this Section 2.11(c) to the extent the Net Proceeds of any Prepayment Event are used to repay any amounts outstanding under the Bridge Facility. For purposes of the foregoing, “Asset Sale Prepayment Period” means the period commencing on the Trigger Date and ending on the first subsequent date, if any, on which either of the following conditions is satisfied: (i) the Total Leverage Ratio is less than or equal to 3.50 to 1.00 as of the last day of any Measurement Period occurring after the Trigger Date or (ii) the Total

Leverage Ratio calculated on a pro forma basis for the most recent Measurement Period (after giving effect (including pro forma effect) to all mandatory prepayments made pursuant to this Section 2.11(c) since the end of the most recent Measurement Period) shall not exceed 3.50 to 1.00. Notwithstanding the foregoing, on and after the Amendment No. 1 Effective Date, (i) in the event and on each occasion that any Net Proceeds received by or on behalf of the Borrower or any of its Subsidiaries in respect of a Prepayment Event constituting Dispositions of the Specified Sale Process Assets, the Borrower shall, to the extent a prepayment is required pursuant to the foregoing requirements of this Section 2.11(c), within five (5) Business Days after such Net Proceeds are received, prepay the Loans and apply such Net Proceeds as follows: (x) $500,000,000 of such Net Proceeds shall be applied to the Term A-2 Loans, (y) $352,000,000 of such Net Proceeds shall be applied to the Term A-1 Loans first, to installments of the Term A-1 Loans in direct order of maturity for the next four (4) scheduled payments pursuant to Section 2.10(b) and, second, to the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis and (z) the balance of such Net Proceeds shall be applied to outstanding Revolving Borrowings as directed by the Borrower; (ii) in the event and on each occasion that any Net Proceeds received by or on behalf of the Borrower or any of its Subsidiaries in respect of a Prepayment Event constituting Dispositions of the Specified Assets, the Borrower shall, to the extent a prepayment is required pursuant to the foregoing requirements of this Section 2.11(c), within five (5) Business Days after such Net Proceeds are received, prepay the Loans and apply such Net Proceeds as elected by the Borrower to (x) the remaining scheduled installments of the Term A-1 Loans pursuant to Section 2.10(b) on a pro rata basis, or (y) the outstanding Revolving Borrowings in such order of application as directed by the Borrower, or (z) to a combination of the foregoing.”
(iv)    A new Section 9.19 is hereby added to the Credit Agreement to read as follows:
SECTION 9.19 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):
In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support.
(b)    Immediately upon the effectiveness of the amendments set forth in clause (a) above and pursuant to the permission provided in Section 9.02(f) of the Credit Agreement for the Administrative Agent and the Borrower to make amendments to cure certain mistakes or other defects, the Administrative Agent and the Borrower hereby agree that the parenthetical set forth in clause (b)(iii) of Section 9.02 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(other than (x) any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11(b), which shall only require the approval of the Required Revolving Lenders, (y) any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.11(c), which shall only require the approval of the Required Term Lenders, and (z) with respect to the matters set forth in clauses (ii)(x) and (ii)(y) above),”
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that:
(a)    the Administrative Agent shall have received counterparts to this Amendment duly executed by the Borrower, the Required Lenders, the Required Revolving Lenders and the Administrative Agent; and
(b)    the Administrative Agent shall have received payment of the Administrative Agent’s and its Affiliates’ expenses (including reasonable fees and expenses of counsel for the Administrative Agent) in connection with this Amendment and the other Loan Documents.
3.    Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:
(a)    This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, and subject to the effects of general principles of equity (regardless whether considered in a proceeding in equity or at law).
(b)    As of the date hereof, after giving effect to the terms of this Amendment, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (provided that any representation or warranty that is qualified by materiality or Material Adverse Effect is true and correct in all respects) as of such earlier date.
4.    Reference to and Effect on the Credit Agreement.

(a)    Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.
(b)    Except as amended hereby, each Loan Document (including, without limitation, the Security Agreements) and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.
(d)    This Amendment is a “Loan Document” under (and as defined in) the Credit Agreement.
5.    Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed and enforced in accordance with and governed by the laws of the State of New York.
6.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
7.    Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Waiver of Jury Trial.    Each of the parties hereto agrees that Section 9.10 of the
Credit Agreement is incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Amendment as if originally set forth herein.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

COLFAX CORPORATION,
as the Borrower

By: /s/ Christopher M. Hix
Name: Christopher M. Hix
Title: SVP, CFO

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

JPMORGAN CHASE BANK, N.A., individually as a Lender and as Administrative Agent

By: /s/ Joon Hur
Name: Joon Hur
Title: Executive Director

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By: /s/ Vipul Dhadda
Name: Vipul Dhadda
Title: Authorized Signatory

By: /s/ Brady Bingham
Name: Brady Bingham
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

CITIZENS BANK, N.A., as a Lender

By: /s/ William J. O’Meara
Name: William J. O’Meara
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

BNP PARIBAS, as a Lender

By: /s/ Monica Tilani
Name: Monica Tilani
Title: Vice President

By: /s/ Richard Pace
Name: Richard Pace
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

BARCLAYS BANK PLC, as a Lender

By: /s/ Komal Ramkirath
Name: Komal Ramkirath
Title: Assistant Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By: /s/ Andrew M. Horn
Name: Andrew M. Horn
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jaimie Minieri
Name: Jaimie Minieri
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

CITIBANK N.A., as a Lender

By: /s/ Brian Reed
Name: Brian Reed
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

TD BANK, N.A., as a Lender

By: /s/ Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

THE BANK OF NOVA SCOTIA, as a Lender

By: /s/ Michael Grad
Name: Michael Grad
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

MUFG BANK, LTD., as a Lender

By: /s/ Dominic Yung
Name: Dominic Yung
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

BANK OF MONTREAL, as a Lender

By: /s/ Andrew Berryman
Name: Andrew Berryman
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

BANK OF AMERICA, N.A., as a Lender

By: /s/ Stephen J. D’Elia
Name: Stephen J. D’Elia
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

WELLS FARGO BANK, N.A., as a Lender

By: /s/ Greg Strauss
Name: Greg Strauss
Title: Director

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

MORGAN STANLEY BANK, N.A., as a Lender

By: /s/ Jacob Dowden
Name: Jacob Dowden
Title: Authorized Signatory

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Suzannah Valdivia
Name: Suzannah Valdivia
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Steven L Sawyer
Name: Steven L Sawyer
Title: Senior Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

FIFTH THIRD BANK, as a Lender

By: /s/ Will Batchelor
Name: Will Batchelor
Title: Vice President

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation

UBS AG, as a Lender

By: /s/ Darlene Arias
Name: Darlene Arias
Title: Director

By: /s/ Houssem Daly
Name: Houssem Daly
Title: Associate Director
Banking Products Services, US

Signature Page to Amendment No. 1 to Credit Agreement
Colfax Corporation